UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 3, 2003

Date of report (Date of earliest event reported)

CIMA LABS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24424	41-1569769

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Valley View Road Eden Prairie, Minnesota	55344-9361

(Address of Principal Executive Offices)	(Zip Code)

(952) 947-8700

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.
Item 7(c). Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
Exhibit Index
EXHIBIT 2.1
EXHIBIT 4.1
EXHIBIT 99.1

Item 5. Other Events.

     On November 3, 2003, CIMA LABS INC., a Delaware corporation (“CIMA”), announced that it terminated that certain Agreement and Plan of Merger dated August 5, 2003, by and among CIMA, aaiPharma Inc. (“aaiPharma”), Scarlet Holding Corporation, Scarlet MergerCo, Inc. and Crimson MergerCo, Inc. (the “CIMA/aaiPharma Agreement”). In connection with the termination of the CIMA/aaiPharma Agreement, CIMA paid to aaiPharma a termination fee of $11,500,000 as required by the agreement.

     Following the termination of the CIMA/aaiPharma Agreement, CIMA, Cephalon, Inc., a Delaware corporation (“Cephalon”), and C MergerCo, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Cephalon (“C MergerCo”), entered into an Agreement and Plan of Merger, dated as of November 3, 2003 (the “CIMA/Cephalon Agreement”). Pursuant to the CIMA/Cephalon Agreement, Cephalon will acquire CIMA through the merger of C MergerCo with and into CIMA, with CIMA surviving as a wholly-owned subsidiary of Cephalon (the “Merger”). In connection with the Merger, each outstanding share of CIMA common stock will be converted into the right to receive $34.00 per share in cash. Each outstanding option to purchase CIMA common stock, whether or not vested or exercisable, will be converted into the right to receive an amount of cash equal to $34.00 less the exercise price for such option. The completion of the Merger is subject to several conditions, including the approval of the Merger by the stockholders of CIMA and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. A copy of the CIMA/Cephalon Agreement is attached as Exhibit 2.1 to this Form 8-K.

     In connection with the CIMA/Cephalon Agreement, CIMA entered into a second amendment (the “Rights Agreement Amendment”) to its Amended and Restated Rights Agreement dated as of June 26, 2001 (the “Rights Agreement”). A copy of the second amendment is attached as Exhibit 4.1 to this Current Report on Form 8-K. A copy of the Rights Agreement is filed as Exhibit 1 to Amendment No. 1 to CIMA’s Registration Statement on Form 8-A/A filed with the U.S. Securities and Exchange Commission on July 18, 2001.

     The foregoing description of the Merger, the CIMA/Cephalon Agreement and the Rights Agreement Amendment is qualified in its entirety by reference to the CIMA/Cephalon Agreement and the Rights Agreement Amendment, attached as Exhibits 2.1 and 4.1 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 7(c). Exhibits.

     See Exhibit Index.

Item 9. Regulation FD Disclosure.

     On November 3, 2003 CIMA and Cephalon issued a joint press release announcing the execution of the Merger Agreement. The joint press release is furnished as Exhibit 99.1 to this Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of CIMA, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2003

CIMA LABS INC.

By: /s/ James C. Hawley

James C. Hawley Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description	Method of Filing

2.1	Agreement and Plan of Merger, dated as of November 3, 2003, by and between Cephalon, Inc., CIMA LABS INC., and C MergerCo, Inc.	Filed herewith

4.1	Second Amendment to Amended and Restated Rights Agreement dated as of November 3, 2003.	Filed herewith

99.1	Joint Press Release dated November 3, 2003.	Filed herewith